EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of St. Jude Medical, Inc. (the Company) on Form 10-Q for the period ended October 2, 2010 as filed with the Securities and Exchange Commission (the Report), I, Daniel J. Starks, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DANIEL J. STARKS
Daniel J. Starks
Chairman, President and Chief
Executive Officer
November 9, 2010